SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 1, 1998
                                                        -----------------

                  CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-19869                      13-3927257
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)



110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's Telephone Number, including area code (212) 906-8485
                                                   --------------


                              CORECOMM INCORPORATED
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisitions and Dispositions of Assets
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     On  September  2,  1998,  CoreComm  Incorporated  (the  "Company"  or  "Old
CoreComm") conducted a distribution to its shareholders of all the common stock of its wholly owned subsidiary, CoreComm Limited, a Bermuda company ("Newco"). Shares of Newco were distributed on the basis of one share Newco common stock for each share owned on the record date of Old CoreComm common stock. On that date Newco traded on the Nasdaq National Market on a when issued basis under the symbol "COMFV". On September 3, 1998, Newco commenced trading under its permanent symbol "COMMF".

     In addition, on September 1, 1998, the Company changed its name to "Cellular Communications of Puerto Rico, Inc." Beginning September 2, 1998, the renamed entity commenced trading on the Nasdaq National Market under the symbol "CLPR". On September 3, 1998, the Company changed its symbol to "CLRP" and commenced trading ex-dividend.

Item 5.   Other Events
------    ------------

     The Company's Form 8-K originally filed on September 4, 1998, listing Item 5, is amended to include disclosure under Item 2 for Form 8-K.


Item 7.   Financial Statements and Exhibits
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          Exhibits

99.1 *    Press release, dated September 1, 1998

99.2 *    Press release, dated September 2, 1998

99.3 * Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on September 1, 1998, merging Cellular
          Communications of Puerto Rico, Inc. with and into CoreComm Incorporated under the name of Cellular Communications of Puerto Rico, Inc.

99.4      Unaudited Pro Forma Financial Information


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*    Incorporated herein by reference to the Company's Form 8-K, filed
     September 4, 1998.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CELLULAR COMMUNICATIONS
                                OF PUERTO RICO, INC.
                                   (Registrant)


                                By: /s/ Richard J. Lubasch
                                ------------------------------------------------
                                Name:   Richard J. Lubasch
                                Title:  Senior Vice President-General Counsel
                                          and Secretary



Dated: October 13, 1998

                                  EXHIBIT INDEX
                                  -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1 *    Press release, dated September 1, 1998

99.2 *    Press release, dated September 2, 1998

99.3 * Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on September 1, 1998, merging Cellular Communications of Puerto Rico, Inc. with and into CoreComm Incorporated under the name of Cellular Communications of Puerto Rico, Inc.

99.4      Unaudited Pro Forma Financial Information


-----------------

* Incorporated herein by reference to the Company's Form 8-K, filed September 4, 1998.